ADT LLC Administrative Committee Certificate of Committee Action Pursuant to the authority granted to the Administrative Committee in accordance with the Administrative Committee Charter, which gives the Administrative Committee plan sponsor authority to adopt amendments to the retirement plans and programs sponsored by ADT LLC (the “Company”), so long as the aggregate cost with respect to each amendment that is adopted does not exceed $200,000, and by acting in their capacity as members of the Administrative Committee, the Administrative Committee hereby takes the following actions: 1. Adopt Amendment 2021-1 to the ADT LLC Supplemental Savings and Retirement Plan (the “SSRP”). Certify and adopt Amendment 2021-1 to the SSRP in substantially the same form as attached hereto as of the date set forth below to: (a) Amount of Deferral Election. Changing the limit of Bonus Compensation deferrals to 80%. Executed this __ day of December, 2021 ___________________________ _________________________________ Date Brian Casey ___________________________ _________________________________ Date Dan Pikelny ___________________________ _________________________________ Date Peeyush Agarwal DocuSign Envelope ID: 0F91DF74-2EB7-42A2-825B-0BF8118CC7EE 12/15/2021 | 2:19:45 PM PST 12/15/2021 | 5:20:02 PM EST 12/15/2021 | 5:13:09 PM EST 2 #83060449_v1 AMENDMENT 2021-1 TO THE ADT LLC SUPPLEMENTAL SAVINGS AND RETIREMENT PLAN The ADT LLC Supplemental Savings and Retirement Plan, as amended and restated (the “SSRP”), is hereby amended as follows: 1. Section 5.2 (Amount of Deferral Election) of the SSRP is hereby amended and restated in its entirety to read as follows: Pursuant to each Enrollment and Payment Agreement for a Plan Year a Participant shall irrevocably elect to defer as a whole percentage: (i) up to 50% of his or her Base Salary for the applicable Plan Year (or remainder of the year, as the case may be) and/or (ii) up to 80% of his or her Bonus Compensation (net of required withholding) for the applicable Fiscal Year, provided that no election to defer Bonus Compensation that is made on or after the first day of the applicable Fiscal Year will be effective unless (i) the Bonus Compensation qualifies as “performance-based compensation” under Section 409A of the Code, (ii) there are at least six months left in the performance period at the time the election is made, (iii) the Eligible Employee performs, or has performed, services for the Company continuously from the later of the beginning of the performance period or the date the performance criteria are established through the date of such election and (iv) the Bonus Compensation is not readily ascertainable at the time of such election.